EXHIBIT 10.1

                          OWNERSHIP TRANSFER AGREEMENT
                          ----------------------------


          This OWNERSHIP TRANSFER AGREEMENT (this "Agreement"), dated as of September 29, 1998, is made between Wilshire REIT 1998-1, Inc. as transferor (the "Transferor") and Salomon Brothers Mortgage Securities VII, Inc. as transferee (the "Depositor").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement, the Seller will transfer the Mortgage Loans to the Transferor on the Closing Date;

          WHEREAS, pursuant to the terms of this Ownership Transfer Agreement, the Transferor will transfer the Mortgage Loans and all of its rights under the Mortgage Loan Purchase Agreement to the Depositor, as agent of the Transferor, on the Closing Date;

          WHEREAS, the Depositor, as agent of the Transferor, will transfer the Mortgage Loans and transfer all of its rights under this Ownership Transfer Agreement and the Mortgage Loan Purchase Agreement to the Issuer on the Closing Date;

          WHEREAS, pursuant to the terms of the Owner Trust Agreement, the Issuer will issue and transfer to or at the direction of the Transferor, the Equity Certificates;

          WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

          WHEREAS, pursuant to the terms of the Servicing Agreements, the Master Servicer and the Servicers will service the related Mortgage Loans directly or through one or more Subservicers;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   DEFINITIONS

     For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the definitions contained in Appendix A to the Indenture, dated as of September 1, 1998 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), which Definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

2. AGENCY

          The Transferor hereby appoints the Depositor, and the Depositor hereby accepts the appointment, as agent of the Transferor for purposes of (i) taking ownership of the Mortgage Loans pursuant to this Agreement solely for purposes of transferring such Mortgage Loans to the Issuer; (ii) creating the Issuer and transferring the Mortgage Loans to the Issuer pursuant to the Owner Trust Agreement; (iii) receiving the Equity Certificates issued by the Issuer and delivering such Equity Certificates to the Transferor; (iv) selling the Notes under the Depositor's shelf registration statement and (v) otherwise facilitating the transactions contemplated by this Agreement. As agent of the Transferor, the Depositor shall not be entitled to the economic benefits associated with the ownership of the Mortgage Loans or the Equity Certificates and will not be subject to the economic burdens associated with such ownership.

3. WARRANTIES

          The Transferor warrants and represents that attached hereto as Exhibit 2 is a true, accurate and complete copy of the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans, which Mortgage Loan Purchase Agreement is in full force and effect as of the date hereof and will be in full force and effect as of the Closing Date and has not been nor will be amended or modified in any respect nor has any notice of termination been given or will be given thereunder as of the date hereof and as of the Closing Date.

4. TRANSFER OF MORTGAGE LOANS TO DEPOSITOR FOR TRANSFER TO THE ISSUER

          The Transferor, by the execution and delivery of this Agreement, for purposes of transferring the Mortgage Loans to the Issuer, does hereby assign, set over, and otherwise convey to the Depositor, as agent of the Transferor, without recourse but subject to the terms of this Agreement, all of its legal right, title and interest in, to and under the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit 1, whether now existing or hereafter acquired and wherever located, on the Closing Date and as of the Cut-off Date, the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files).

          In addition, the Transferor hereby assigns to the Depositor, as agent of the Transferor, all of its legal right, title, and interest in, to, and under the Mortgage Loan Purchase Agreement to the extent of the Mortgage Loans, and the Depositor hereby assumes all of the Transferor's obligations under the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans from and after the date hereof, and the Transferor shall be relieved and released of all of its obligations under the Mortgage Loan Purchase Agreement to the extent of the Mortgage Loans from and after the date hereof.

          The parties hereto intend that the transactions set forth herein constitute a sale by the Transferor to the Depositor in an amount equal to the net sale proceeds of the Notes and as a contribution of the balance of the assets to the capital of the Depositor by the Transferor, on the Closing Date of all the Transferor's legal right, title and interest in and to the Mortgage Loans, and other property as and to the extent described above. In addition, the Transferor hereby grants to the Depositor as of the Closing Date a security interest in all of the Transferor's legal right, title and interest in, to and under the Mortgage Loans, and such other property, to secure all of the Transferor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Mortgage Loans for the benefit of the Noteholders, holds the Mortgage Loans as designee of the Depositor. The Transferor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the States of Delaware, New York and Oregon (which shall be submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Transferor or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Transferor, as are necessary to perfect and protect the interests of the Depositor and its assignees in each Mortgage Loan and the proceeds thereof.

5. PURCHASE PRICE

          The "Purchase Price" for the Mortgage Loans transferred to the Depositor for transfer to the Issuer shall be (i) payment in immediately available funds an amount equal to the net sale proceeds of the Notes and (ii) the Equity Certificates representing a 100% Certificate Percentage Interest in the Issuer.

6. SUCCESSORS AND ASSIGNS; ASSIGNMENT OF AGREEMENT

          This Agreement shall bind and inure to the benefit of and be enforceable by the Transferor, the Depositor, the Issuer and their respective successors and assigns, the Indenture Trustee. The obligations of the Transferor under this Agreement cannot be assigned or delegated to a third party without the consent of the Depositor and the Issuer, which consent shall be at the Depositor's and the Issuer's sole discretion. The parties hereto acknowledge that the Depositor, as agent of the Transferor, is acquiring the Mortgage Loans solely for the purpose of selling them and assigning all of its rights under this Agreement and under the Mortgage Loan Purchase Agreement to the Issuer, who will in turn pledge the Mortgage Loans and assign all of its rights under this Agreement and the Mortgage Loan Purchase Agreement to the Indenture Trustee for the benefit of the Noteholders. As an inducement to the Depositor to acquire the Mortgage Loans, the Transferor acknowledges and consents to (i) the assignment by the Depositor to the Issuer of such rights and to the enforcement or exercise of any right or remedy against the Transferor pursuant to this Agreement and the Mortgage Loan Purchase Agreement as assigned by the Depositor and (ii) the assignment by the Issuer to the Indenture Trustee for the benefit of the Noteholders of such rights and to the enforcement or exercise of any right or remedy against the Transferor pursuant to this Agreement. Such enforcement of a right or remedy by the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the

Depositor directly. The Indenture Trustee is an express third-party beneficiary to this Agreement.

7. GOVERNING LAW

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                                     WILSHIRE REIT 1998-1, INC.


                                     By:   /s/ Lawrence Mendelsohn
                                        -----------------------------------
                                     Name:     Lawrence Mendelsohn
                                     Title:    President



                                     SALOMON BROTHERS
                                     MORTGAGE SECURITIES VII, INC.


                                     By:   /s/ Susan Mills
                                        -----------------------------------
                                     Name:     Susan Mills
                                     Title:    Assistant Vice President

                                    EXHIBIT 1
                                    ---------


                             MORTGAGE LOAN SCHEDULE

                            [AVAILABLE UPON REQUEST]

                                    EXHIBIT 2
                                    ---------



================================================================================


                           WILSHIRE REIT 1998-1, INC.
                                  as Purchaser,


                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
                                   as Seller,

                                       and


                        WILSHIRE REIT TRUST SERIES 1998-1
                                    as Issuer


                         ______________________________


                        MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of September 29, 1998

                         ______________________________



                    Fixed and Adjustable Rate Mortgage Loans



================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE I

    DEFINITIONS
    Section 1.1.  Definitions..................................................2

ARTICLE II

    TRANSFER OF MORTGAGE LOANS AND RELATED PROVISIONS
    Section 2.1.  Agreement to Transfer........................................2
    Section 2.2.  Mortgage Loan Schedule.......................................3
    Section 2.3.  Consideration................................................3
    Section 2.4.  Transfer of the Mortgage Files...............................3

ARTICLE III

    REPRESENTATIONS AND WARRANTIES;
    REMEDIES FOR BREACH
    Section 3.1.  Seller Representations and Warranties........................7
    Section 3.2.  Repurchase Obligation for Defective Documentation and
                  for Breach of Representation and Warranty....................8
    Section 3.3   Purchaser Representations and Warranties.....................9

ARTICLE IV

    SELLER'S COVENANTS
    Section 4.1.  Covenants of the Seller.....................................10
    Section 4.2.  Payment of Expenses.........................................11

ARTICLE V

         CONDITIONS TO MORTGAGE LOAN TRANSFER

    Section 5.1.  Conditions of Purchaser's Obligations.......................12

ARTICLE VI

         LIMITATION ON LIABILITY OF THE SELLER

    Section 6.1.  Limitation on Liability of the Seller.......................12

                                                                            Page
                                                                            ----


ARTICLE VII

         TERMINATION

    Section 7.1.  Termination.................................................13

ARTICLE VIII

    MISCELLANEOUS PROVISIONS
    Section 8.1.  Amendment...................................................14
    Section 8.2.  Governing Law...............................................14
    Section 8.3.  Notices.....................................................15
    Section 8.4.  Severability of Provisions..................................15
    Section 8.5.  Relationship of Parties.....................................15
    Section 8.6.  Counterparts................................................16
    Section 8.7.  Further Agreements..........................................16
    Section 8.8.  Intention of the Parties....................................16
    Section 8.9.  Successors And Assigns; Assignment of Purchase Agreement....16
    Section 8.10. Survival....................................................17
    Section 8.11. No Recourse to Owner Trustee................................17


                                    Exhibits

Exhibit 1   Mortgage Loan Schedule for Mortgage Loans

Exhibit 2   Representations and Warranties regarding the Mortgage Loans

Exhibit 3   Schedule of Mortgage Loans from Series 1997-LB1 and Series 1996-LB3

          This MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of September 29, 1998, is made among Wilshire Real Estate Investment Trust Inc. (the "Seller"), Wilshire REIT 1998-1, Inc. (the "Purchaser") and Wilshire REIT Trust Series 1998-1 (the "Issuer").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Seller owns the Mortgage Loans indicated on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans;

          WHEREAS, pursuant to the terms of this Agreement the parties hereto desire that the Seller transfer the Mortgage Loans to the Purchaser on the Closing Date, and that the Seller make certain representations and warranties on the Closing Date;

          WHEREAS, pursuant to the terms of the Ownership Transfer Agreement, the Purchaser will transfer the Mortgage Loans and transfer all of its rights under this Mortgage Loan Purchase Agreement to the Depositor on the Closing Date;

          WHEREAS, the Depositor will transfer the Mortgage Loans and transfer all of its rights under the Ownership Transfer Agreement and this Mortgage Loan Purchase Agreement to the Issuer on the Closing Date;

          WHEREAS, pursuant to the terms of the Owner Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor the Equity Certificates;

          WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

          WHEREAS, pursuant to the terms of the Servicing Agreements, the Master Servicer and the Servicers will service the related Mortgage Loans directly or through one or more Sub-Servicers;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1. DEFINITIONS. For all purposes of this Mortgage Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated as of September 1, 1998 between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.


                                   ARTICLE II

                TRANSFER OF MORTGAGE LOANS AND RELATED PROVISIONS

          Section 2.1. AGREEMENT TO TRANSFER.

          The Seller agrees to transfer and the Purchaser agrees to accept the transfer, on or before September 30, 1998 (the "Closing Date"), certain fixed-rate and adjustable-rate conventional residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on September 1, 1998 (the "Cut-off Date") of approximately $380,853,964 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received.

          The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser in an amount equal to the net sale proceeds of the Notes and as a contribution of the balance of the assets to the capital of the Purchaser by the Seller. The Seller hereby conveys on the Closing Date of all the Seller's right, title and interest in and to the Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein be deemed a pledge of such Mortgage Loans, the Seller hereby grants to the Purchaser as of the Closing Date a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Mortgage Loans for the benefit of the Noteholders, holds the Mortgage Loans as designee of the Purchaser. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the States of Delaware, New York and Oregon (which shall have been submitted for filing as of the Closing Date, as applicable), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the interests of the Purchaser and its assignees in each Mortgage Loan and the proceeds thereof.

          Section 2.2. MORTGAGE LOAN SCHEDULE.

          The Purchaser and the Seller have agreed that the Mortgage Loans listed on Exhibit 1 hereto (the "Mortgage Loan Schedule") are to be transferred to the Purchaser pursuant to this Agreement.

          Section 2.3. CONSIDERATION.

          (a) In consideration for the Mortgage Loans to be transferred hereunder, the Purchaser shall pay to or upon the order of the Seller: (i) in immediately available funds an amount equal to the net sale proceeds of the Notes and (ii) 100% of the shares of the stock of the Purchaser.
          (b) The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller. Notwithstanding the above, the Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date with respect to any Mortgage Loan listed on
Exhibit 3 attached hereto.

          Section 2.4. TRANSFER OF THE MORTGAGE FILES.

          (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the transfer of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

          (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

          (i) the original Mortgage Note, endorsed in one of the following forms: (i) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee, without recourse," (ii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3, without recourse" or (iii) "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1, without recourse, in each case with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing in the form as provided above;

          (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

          (iii) an original Assignment of the Mortgage executed in one of the following forms: (i) "Norwest Bank Minnesota, National Association, as Trustee", (ii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1996-LB3" or (iii) "Norwest Bank Minnesota, National Association, as Trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Series 1997-LB1";

          (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

          (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (vi) the original lender's title insurance policy, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance company or escrow company.

          The Seller, at its own expense, shall promptly (and in no event later than five Business Days following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage) submit or cause to be submitted for recording, at no expense to the Trust Estate, the Indenture Trustee or the Owner Trustee, in the appropriate public office for real property records, each Assignment referred to in Sections 2.4(b)(iii) and
(b)(iv) above. In the event that such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

          Notwithstanding anything to the contrary contained in this Section 2.4, if any document referred to in Section 2.4(b)(ii), 2.4(b)(iii) or 2.4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon
(1) delivery by or on behalf of the Seller promptly upon receipt thereof to or on behalf of the Purchaser or any assignee, transferee or designee of the Purchaser of either the original or a copy of such document certified by the Seller in the case of (x) above or the public recording office in the case of
(y) above to be a true and complete copy of the recorded original thereof and
(2) if such copy is certified by the Seller delivery promptly upon receipt thereof of either the original or a copy of such document certified by the public recording office to be a true and complete copy of the original.

          In the event that the original lender's title insurance policy has not been delivered pursuant to Section 4.2(b)(vi) above, the Seller shall deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser, promptly after receipt thereof, the original lender's title insurance policy.

          Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser or its assignee, transferee or designee.

          (c) ACCEPTANCE OF MORTGAGE LOANS. The documents delivered pursuant to
Section 2.4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

          (d) TRANSFER OF INTEREST IN AGREEMENTS. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Depositor, the Issuer and the Indenture Trustee, as may be required to effect the purposes of the Ownership Transfer Agreement, the Owner Trust Agreement and the Indenture, without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser, the Depositor, the Issuer or the Indenture Trustee in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.

          (e) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser, for examination, the Mortgage File pertaining to each Mortgage Loan, or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Indenture Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Indenture or related Servicing Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

          Section 3.1. SELLER REPRESENTATIONS AND WARRANTIES. The Seller hereby represents and warrants to the Purchaser and the Issuer as of the date hereof, as of the Closing Date (or if otherwise specified below, as of the date so specified):

     (a) As to the Seller:

          (i) The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby and thereby;

          (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

          (iii) The Seller is not required to obtain the consent of any other Person or any consent, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

          (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

          (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement, the Notes or the Equity Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

          (vi) This Agreement constitutes the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

          (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the principal balance of the Mortgage Loans as of the Cut-off Date, all monies due or to become due with respect thereto, and all proceeds of such principal balance of the Mortgage Loans;

          (viii) The Seller is not in default with respect to any order or decree of any court or any order or regulation of any federal, state or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder; and

          (ix) The Master Servicer, any Servicer or any Subservicer who will be servicing any Mortgage Loan pursuant to the related Servicing Agreements or Subservicing Agreements is qualified to do business in all jurisdictions in which its activities as the Master Servicer, such Servicer or such Subservicer of the Mortgage Loans serviced by it require such qualifications except where failure to be so qualified will not have a material adverse effect on such servicing activities.

     (b) As to each Mortgage Loan as of the Closing Date, the information set forth in Exhibit 2 is true and correct in all material respects as of the Closing Date.

          Section3.2. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION AND FOR
                      BREACH OF REPRESENTATION AND WARRANTY.

          (a) The representations and warranties contained in Section 3.1 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Indenture Trustee for the benefit of Noteholders evidencing an interest in all or a portion of the Mortgage Loans. With respect to the representations and warranties contained herein which are made to the knowledge or the best of knowledge of the

Seller, or as to which the Seller has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in the following paragraph in respect of such Mortgage Loan.

          Upon discovery by the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller (as listed on the Trustee's Preliminary Exception Report), as part of, any Mortgage File or of a breach of any of the representations and warranties contained in Section 3.1 that materially and adversely affects the value of any Mortgage Loan, the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others. Within ninety (90) days of its discovery or its receipt of notice of any such missing documentation which was not transferred to the Seller as described above or materially defective documentation or any such breach of a representation and warranty the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event the Seller cannot deliver such missing document or such defect or breach cannot be cured, the shall, within 90 days of its discovery or receipt of notice, either (i) repurchase the affected Mortgage Loan at a price equal to the Purchase Price (as such term is defined in the Indenture) or (ii) in accordance with the provisions of the related Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Estate and substitute one or more Qualified Substitute Mortgage Loans. The Seller shall amend the Mortgage Loan Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the related Servicing Agreement and the Indenture and the addition, if any, of a Qualified Substitute Mortgage Loan. The Seller shall deliver to the Purchaser such amended Mortgage Loan Schedule and shall deliver such other documents as are required by this Agreement or the related Servicing Agreement and Indenture within five (5) days of any such amendment. Any repurchase pursuant to this Section 3.2(a) shall be accomplished by deposit in the related Collection Account of the amount of the Purchase Price in accordance with Section 2.01 of the related Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.01 of the related Servicing Agreement.

          (b) It is understood and agreed that the obligations of the Seller set forth in this Section 3.2 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser against the Seller respecting a missing or defective document or a breach of the representations and warranties.

     Section 3.3 PURCHASER REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date that:

          (a) The Purchaser is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) The Purchaser is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Purchaser and the ability of the Purchaser to perform under this Agreement.

          (c) The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms; the Purchaser has full power and authority to purchase the property to be purchased from the Seller and the Purchaser has duly authorized such purchase by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary corporate action.

          (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.


                                   ARTICLE IV

                               SELLER'S COVENANTS

          Section 4.1. COVENANTS OF THE SELLER.

          (a) The Seller hereby covenants as of the date hereof and as of the Closing Date that, except for the transfer hereunder, on and after the Closing Date, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Issuer, on its own behalf and as assignee of the Purchaser and the Indenture Trustee of the existence of any such Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, on its own behalf and as assignee of the Purchaser, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

          In the event that the Indenture Trustee receives actual notice of any transfer taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, on written demand by the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Indenture Trustee, the Seller shall pay any and all such transfer taxes (it being understood that the Holders of the Notes, the Indenture Trustee shall have no obligation to pay such transfer taxes).

          (b) The Seller hereby covenants to qualify and remain qualified as a real estate investment trust ("REIT") under Section 856 of the Code and to cause any subsidiary owning interests in the Issuer to be a "qualified REIT subsidiary" (as defined in Section 856(i) of the Code).

          Section 4.2. PAYMENT OF EXPENSES.

          (a) The Seller will pay on the Closing Date all expenses incident to the performance of its obligations under this Agreement and the Underwriting Agreement, including (i) the preparation, printing and any filing of the preliminary prospectus, Prospectus Supplement and Prospectus (including any schedules or exhibits and any document incorporated therein by reference) originally filed and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement and the Underwriting Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Notes, (iii) the preparation, issuance and delivery of the certificates for the Notes to the Underwriter, including any charges of DTC in connection therewith;
(iv) the fees and disbursements of the Depositor's accountants and other advisors in connection with the filing of the preliminary prospectus, the Prospectus Supplement and Prospectus, (v) the qualification of the Notes under securities laws in accordance with the provisions of the Underwriting Agreement, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto for delivery to potential investors, (vi) in addition to the initial printing and filing costs under (i) above, the printing and delivery to the Underwriter of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto for delivery to potential investors, (vi) the expenses of the Indenture Trustee and Owner Trustee, including the fees and disbursements of counsel for the Indenture Trustee and Owner Trustee in connection with the Indenture, the Owner Trust Agreement and the Notes and (vii) any fees payable in connection with the rating of the Notes.

          (b) If the Underwriting Agreement is terminated by the Underwriter in accordance with the provisions thereof, the Seller shall reimburse the Underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.


                                    ARTICLE V

                      CONDITIONS TO MORTGAGE LOAN TRANSFER

          Section 5.1. CONDITIONS OF PURCHASER'S OBLIGATIONS. The Purchaser's obligation to purchase the Mortgage Loans which it accepts for purchase hereunder shall be subject to each of the following conditions:

                    (i) the Mortgage File for each Mortgage Loan shall have been delivered in accordance with this Agreement and the Owner Trust Agreement;

                    (ii) the representations and warranties set forth in Section
                         3.1(b) hereof with respect to each Mortgage Loan shall be true as of the Closing Date;

                    (iii)The Underwriter or its affiliates shall have had an
                         opportunity to perform a due diligence review of each Mortgage Loan; and

                    (iv) The Seller shall have provided to the Underwriter or
                         its affiliates such other documents which are then required to have been delivered under this Agreement or which are reasonably requested by the Underwriter or its affiliates, which other documents may include UCC financing statements, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by the Underwriter, and/or an Officers' Certificate.

                                   ARTICLE VI

                      LIMITATION ON LIABILITY OF THE SELLER

          Section 6.1. LIMITATION ON LIABILITY OF THE SELLER. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Basic Documents, the Seller shall not be under any liability to the Issuer, the Owner Trust, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VII

                                   TERMINATION

          Section 7.1. TERMINATION.

          (a) Except as provided in Section 7.1(b) hereof, the respective obligations and responsibilities of the Seller, the Purchaser and the Issuer created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Issuer pursuant to the terms of the Owner Trust Agreement.

          (b) The Purchaser may terminate this Agreement, by notice to the Seller, at any time at or prior to the Closing Date:

          (i) if the Underwriting Agreement is terminated by the Underwriter pursuant to the terms of the Underwriting Agreement or if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition, earnings, business affairs or business prospects of the Seller, whether or not arising in the ordinary course of business, or

          (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or

          (iii) if trading in any securities of the Seller has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority,

          (iv) if a banking moratorium has been declared by either Federal or New York authorities,

          (v) either (A) a change in control of the Seller shall have occurred other than in connection with and as a result of the issuance and sale by the Seller or registered, publicly offered common stock; or (B) the Underwriter determines in its sole discretion that any material adverse change has occurred in the management of the Seller,

          (vi) there is (A) a material breach by the Seller of any representation and warranty contained in this Agreement or the Underwriting Agreement other than a representation or warranty relating to particular Mortgage Loans, and the Underwriter has reason to believe in good faith either that such breach is not curable within two (2) days or that such breach may not have been cured in all material respects at the expiration of two (2) days following discovery thereof by the Seller OR (B) a failure by the Seller to make any payment payable by it under this Agreement OR (C) any other failure by the Seller to observe and perform in any material respect its material covenants, agreements and obligations with the Purchaser, including without limitation those contained in this Agreement, and the Purchaser has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of two (2) days following discovery thereof by the Seller, or

          (vii) the Seller fails to provide written notification to the Underwriter of any change in its loan origination, acquisition or appraisal guidelines or practices, or the Seller, without the prior consent of the Underwriter (which shall not be unreasonably withheld), amends in any material respect its loan origination, acquisition or appraisal guidelines or practices.

          If this Agreement is terminated pursuant to this Section 7.1(b), such termination shall be without liability of any party to any other party except as provided in Section 4.2 hereof.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

          Section 8.1. AMENDMENT. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

          Section 8.2. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 8.3. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          (i)  if to the Seller:

                   Wilshire Real Estate Investment Trust Inc.
                   1776 South West Madison Street
                   Portland, Oregon 97205
                   Attention: Lawrence Mendelsohn

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

          (ii) if to the Purchaser:

                   Wilshire REIT 1998-1, Inc.
                   1776 South West Madison Street
                   Portland, Oregon 97205
                   Attention: Lawrence Mendelsohn

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

         (iii) if to the Issuer:

                   Wilshire REIT Trust Series 1998-1
                   c/o Wilmington Trust Company
                   Rodney Square North
                   1100 North Market Street
                   Wilmington, Delaware 19890
                   Attention: Corporate Trust Administration

or such other address as may hereafter be furnished to the Seller in writing by the Issuer.

          Section 8.4. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 8.5. RELATIONSHIP OF PARTIES. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

          Section 8.6. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

          Section 8.7. FURTHER AGREEMENTS. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement. Each of the Purchaser and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Notes to be issued and rated in the highest rating category by each of the Rating Agencies, and each party will cooperate with the other in connection therewith.

          Section 8.8. INTENTION OF THE PARTIES. It is the intention of the parties that the Purchaser is purchasing on the Closing Date, and the Seller is selling on the Closing Date, the Mortgage Loans, rather than the Purchaser providing to the Seller a loan secured by the Mortgage Loans on the Closing Date. Accordingly, the parties hereto each intend to treat this transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans on the Closing Date. The Purchaser and the Issuer will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser and/or the Issuer in the course of such review.

          Section 8.9. SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Issuer and their respective successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of selling them to the Depositor, who will in turn sell them to the Issuer, who will in turn pledge the Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders. As an inducement to the Purchaser and the Issuer to purchase the Mortgage Loans, the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Depositor of all of the Purchaser's rights against the Seller pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Purchaser, the Depositor and the Issuer, (ii) the assignment by the Depositor to the Issuer of all of the Depositor's rights against the Seller pursuant to this Agreement and the Ownership Transfer Agreement and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement and the Ownership Transfer Agreement and (iii) the assignment by the Issuer to the Indenture Trustee of such rights and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement and the Ownership Transfer Agreement. Such enforcement of a right or remedy by the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.

          Section 8.10. SURVIVAL. The representations and warranties made herein by the Seller and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

          Section 8.11. NO RECOURSE TO OWNER TRUSTEE. It is expressly understood and agreed by and between the parties hereto (i) that this Agreement is executed and delivered by the Owner Trustee, not in its individual capacity but solely as Owner Trustee under the Owner Trust Agreement in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Issuer are not personal representations, undertakings and agreements of the Owner Trustee but are binding only on the Issuer created pursuant to the Owner Trust Agreement,
(iii) nothing contained herein shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party and (iv) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant make or undertaken by the Issuer under this Agreement.

          IN WITNESS WHEREOF, the Seller, the Purchaser and the Issuer have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                     WILSHIRE REIT 1998-1, INC.
                                         as Purchaser

                                     By:     /s/ Lawrence Mendelsohn
                                        ------------------------------------
                                     Name:   /s/ Lawrence Mendelsohn
                                     Title:      President



                                     WILSHIRE REAL ESTATE INVESTMENT
                                     TRUST INC.
                                          as Seller

                                     By:     /s/ Lawrence Mendelsohn
                                        ------------------------------------
                                     Name:       Lawrence Mendelsohn
                                     Title:      President



                                     WILSHIRE REIT TRUST SERIES 1998-1
                                           as Issuer

                                     By: WILMINGTON TRUST COMPANY, not in
                                     its individual capacity but solely in its
                                     capacity as Owner Trustee

                                     By:     /s/ Emmett Harman
                                        ------------------------------------
                                                 Authorized Signatory

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                            [AVAILABLE UPON REQUEST]

                                    EXHIBIT 2

        Representations and Warranties with respect to the Mortgage Loans

                                    EXHIBIT 3

       SCHEDULE OF MORTGAGE LOANS FROM SERIES 1997-LB1 AND SERIES 1996-LB3

                            [AVAILABLE UPON REQUEST]